EXHIBIT 10.5

                               SECURITY AGREEMENT

         SECURITY AGREEMENT (this "Agreement") dated as of October 21, 1999, between ALPHANET HOSPITALITY SYSTEMS, INC., a Delaware corporation (the "Company"), and APPEL INVESTMENTS INC., as Agent for itself and the other Lenders (collectively "Lender").

         The Loan Agreement, dated as of October 21, 1999 (as the same may be amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement") among the Company and the lenders from time to time party hereto (each, a "Lender" and, collectively, the "Lenders"), and APPEL INVESTMENTS INC., as Agent (the "Agent"), provides, subject to the terms and conditions thereof, for the extension of credit to the Company.

         To induce the Lenders to extend credit, and to secure the Company's obligations under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Agent hereby agree as follows:

         SECTION 1.  Definitions and Interpretation.
                     ------------------------------
         1.01  Definitions.  Terms defined in the Loan Agreement are used herein
               -----------
as defined therein. In addition, as used herein:

              "Accounts" shall have the ascribed thereto in Section 3(d) hereof.

              "Collateral" shall have the meaning ascribed thereto in Section 3 hereof.

              "Copyright Collateral" shall mean, collectively, all Copyrights, whether now owned or hereafter acquired by the Company, including each Copyright identified in Annex 2 hereto.

              "Copyrights" shall mean all copyrights, copyright registrations and applications for copyright registrations, including all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

              "Documents" shall have the meaning ascribed thereto in Section 3(j) hereof.

              "Equipment" shall have the meaning ascribed thereto in Section 3(h) hereof.

              "Instruments" shall have the meaning ascribed thereto in Section 3(e) hereof. "Intellectual Property" shall mean, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with
(a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to or by the Company with respect to any of the foregoing, in each case whether now or hereafter owned or used including the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, listed in Annex 5 hereto; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; and (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Company.

                  "Inventory" shall have the meaning ascribed thereto in Section 3(f) hereof.

                  "Investment Property" shall have the meaning ascribed thereto in Section 3(1) hereof.

                  "Issuers" shall mean, collectively, the respective entities identified on Annex 1 hereto under the caption "Issuer."

                  "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

                  "Patent Collateral" shall mean, collectively, all Patents, whether now owned or hereafter acquired by the Company, including each Patent identified in Annex 3 hereto.

                  "Patents" shall mean all patents and patent applications, including the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

                  "Pledged  Stock"  shall have the meaning  ascribed  thereto in
Section 3(a) hereof.

                  "Secured Obligations" shall mean, collectively, (a) any and all present and future Secured Obligations of the Company to the Lenders under the Loan Agreement, the Note and the other Loan Documents, including the principal of and interest on the Loan made pursuant to the Loan Agreement and all other amounts from time to time owing to any Lender by the Company under the Loan Documents, and (b) any and all present and future obligations of the Borrower to the Agent hereunder, in each case whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Agreement, the other Loan Documents or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to any Lender that are required to be paid by the Company under the Loan Agreement or any other Loan Document).

                  "Stock Collateral" shall mean, collectively, the Collateral described in clauses (a) through (c) of Section 3 hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

                  "Trademark Collateral" shall mean, collectively, all Trademarks, whether now owned or hereafter acquired by the Company, including each Trademark identified in Annex 4 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

                  "Trademarks" shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

         1.02 Interpretation. In this Agreement, unless otherwise indicated, the
              --------------
singular includes the plural and plural the singular; words importing any gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions now or hereinafter consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions or modifications by the terms of this Agreement); and references to Persons include their respective successors and permitted assigns and, in the case of any Governmental Authority, Persons succeeding to their respective functions and capacities.

         SECTION 2.   Representations and Warranties. The Company represents and
                      ------------------------------
warrants to the Lender that:

                  (a) The Company is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof and no Lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for Liens permitted under Section 6.03 of the Loan Agreement and except for the pledge and security interest in favor of the Lender created or provided for herein, which pledge and security interest, to the best of the Company's knowledge, constitute a first priority perfected pledge and security interest in and to all of such Collateral, subject only to the security interest in favor of Prime described on Exhibit I to the Loan Agreement.

                  (b) The Pledged Stock represented by the certificates identified in Annex 1 hereto is, and all other Pledged Stock in which the Company shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable, and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter, by-laws or other organization document of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Loan Agreement).

                  (c) The Pledged Stock represented by the certificates identified in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by the Company on the date hereof (whether or not registered in the name of the Company) and said Annex 1 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.

                  (d) Annexes 2. 3 and 4 hereto, respectively, set forth a complete and correct list of all Copyrights, Patents and Trademarks owned by the Company on the date hereof; except pursuant to licenses and other user agreements entered into by the Company in the ordinary course of business, that are listed in Annex 5 hereto; the Company owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in said Annexes 2. 3 and 4 and all registrations listed in said Annexes 2. 3 and 4 are valid and in full force and effect; and except as may be set forth in said Annex 5, the Company owns and possesses the right to use all Copyrights, Patents and Trademarks.

                  (e) Annex 5 hereto sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof.

                  (f) To the Company's knowledge, (i) except as set forth in Annex 5 hereto, there is no violation by others of any right of the Company with respect to any Copyright, Patent or Trademark listed in Annexes 2. 3 and 4 hereto, respectively, and (ii) the Company is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against the Company or, to the Company's knowledge, threatened, and no claim against the Company has been received by the Company, alleging any such violation, except as may be set forth in said Annex 5.

                  (g) The Company does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

                  (h) Any goods now or hereafter produced by the Company or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended.

                  (i) Annex 6 hereto sets forth a complete and correct list of all Investment Property in which the Company has any interest on the date hereof.

                  (j) The place of business of the Company or, if the Company has more than one place of business, the chief executive office of the Company is located at the address set forth below the name of the Company on the signature pages to this Agreement. All Collateral evidenced by a share certificate, a promissory note, chattel paper or any other document has been delivered to the Lender in its original form (with any necessary endorsement or assignment).

         SECTION 3.   Collateral. The Company  hereby  pledges and grants to the
                      ----------
Agent for the benefit of the Lenders a security interest in all of the Company's right, title and interest in the following property, whether now owned by the Company or hereafter acquired and whether now existing or hereafter coming into existence and wherever located (all being collectively referred to herein as "Collateral") as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured
Obligations:

                  (a) all capital stock of the Issuers represented by the certificates identified in Annex 1 hereto and all other capital stock of whatever class of the Issuers, now or hereafter owned by the Company, in each case together with the certificates evidencing the same (collectively, the "Pledged Stock");

                  (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                  (c) without affecting the obligations of the Company under any provision prohibiting such action hereunder or under the Loan Agreement, in the event of any consolidation or merger in which an Issuer is not the surviving entity, all capital stock of the successor entity (unless such successor entity is the Company itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "Stock Collateral");

                  (d) all accounts and general intangibles (each as defined in the UCC) of the Company constituting any right to the payment of money, including all moneys due and to become due to the Company in respect of any loans or advances or for inventory or equipment or other goods sold or leased or for services rendered, all moneys due and to become due to the Company under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by the Company and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "Accounts");

                  (e) all instruments, chattel paper or letters of credit (each as defined in the UCC) of the Company evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");

                  (f) all inventory (as defined in the UCC) of the Company, all goods obtained by the Company in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (herein collectively called "Inventory");

                  (g) all Intellectual Property and all other accounts or general intangibles (each as defined in the UCC) not constituting Intellectual Property or Accounts, including all agreements, contracts and leases of personal property now or hereafter in effect between the Company and any other party or parties relating to the business or operations of the Company or its Affiliates;

                  (h) subject to purchase money interests, all equipment (as defined in the UCC) of the Company, including all Motor Vehicles (herein collectively called "Equipment");

                  (i) subject to purchase money interests and the transfer of equipment to customers of the Company in accordance with the Company's ordinary course of business as presently conducted, each contract and other agreement of the Company relating to the sale or other disposition of Inventory or Equipment;

                  (j) all documents of title (as defined in the UCC) or other receipts of the Company covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");

                  (k) all rights, claims and benefits of the Company against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by the Company, including any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

                  (l) all investment property (as defined in the UCC) of the Company, including without limitation the investment property listed on Annex 6 (herein collectively called "Investment Property");

                  (m) all deposit accounts (as defined in the UCC) and letter of credit rights (as may be defined in the UCC) of the Company;

                  (n) all licenses and other agreements, whether now or hereafter granted to the Company, including each of the licenses and other agreements listed on Annex 5 hereto, to the extent the security interest therein granted or purported to be granted by the Company under this Agreement may be validly granted (herein collectively called "Licenses"); and

                  (o) all other tangible and intangible personal property and fixtures of the Company, including all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Company described in the preceding clauses of this Section 3 (including (i) any proceeds of the Licenses, whether or not a security interest in such Licenses granted or purported to be granted by the Company under this Agreement may be validly granted and (ii) any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Company in respect of any of the items listed above) and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Company or any computer bureau or service company from time to time acting for the Company.

         SECTION 4. Proceeds of Accounts.
                    --------------------
         4.01  Proceeds  of  Accounts.   Upon  the  occurrence  and  during  the
               ----------------------
continuance of an Event of Default, if so requested by the Lender, the Company shall instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts directly to the Agent. In addition to the foregoing, the Company agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, the Company shall, as promptly as possible after requested to do so by the Lender upon the occurrence and during the continuance of an Event of Default, deliver such proceeds to the Lender in original form received together with any necessary endorsement. Until so delivered to the Agent, all such proceeds shall be held in trust by the Company for and as the property of the Lenders and shall not be commingled with any other funds or property of the Company. Without limiting the foregoing, the Company shall enter into a "lock-box" agreement for the deposit and disbursement of funds received by the Company.

         SECTION 5. Further Assurances;  Remedies.  In  furtherance of the grant
                    -----------------------------
of the pledge and security interest pursuant to Section 3 hereof, the Company hereby agrees with the Lender as follows:

         5.01     Delivery and Other Perfection. The Company shall:
                  -----------------------------
                  (a) if any of the shares, securities, moneys or property required to be pledged by the Company under clauses (a), (b) and (c) of Section 3 hereof are received by the Company, forthwith either (x) transfer and deliver to the Agent such shares or securities so received by the Company (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property in said clauses (a), (b) and (c);

                  (b) deliver and pledge to the Agent any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request; provided, that so long as no Event of Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments received by the Company in the ordinary course of business and the Agent shall, promptly upon request of the Company, make appropriate arrangements for making any Instrument pledged by the Company available to the Company for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Agent, against trust receipt or like document);

                  (c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Lenders to exercise and enforce their rights hereunder with respect to such pledge and security interest, including causing any or all of the Stock Collateral to be transferred of record into the name of the Agent or its nominee (and the Agent agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Agent will thereafter promptly give to the Company copies of any notices and communications received by it with respect to the Stock Collateral pledged by the Company hereunder), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (i) below;

                  (d) without  limiting  the  obligations  of the Company  under
Section 5.04(c) hereof, upon the acquisition after the date hereof by the Company of any Equipment covered by a certificate of title or ownership, cause the Agent to be listed as the lienholder on such certificate of title and within 90 days of the acquisition thereof deliver evidence of the same to the Agent;

                  (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the security interests granted by this Agreement;

                  (f) furnish to the Agent from time to time (but, unless an Event of Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Agent may reasonably request, all in reasonable detail;

                  (g) promptly upon request of the Agent, following receipt by the Agent of any statements, schedules or reports pursuant to clause (f) above, modify this Agreement by amending Annexes 2, 3 and/or 4 hereto, as the case may be, to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement;

                  (h) permit  representatives  of the Lenders,  upon  reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Lenders to be present at the Company's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Company with respect to the Collateral, all in such manner as the Lenders may require; and

                  (i) upon the occurrence and during the continuance of any Event of Default, upon request of the Agent, promptly notify (and the Company hereby authorizes the Agent so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent.

         5.02 Other Financing Statements and Liens. Except as otherwise permitted under Section 6.03 of the Loan Agreement, without the prior written consent of the Agent, the Company shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction any financing statement or like instrument with respect to the Collateral in which the Agent is not named as the sole secured party.

         5.03 Preservation of Rights.  The Lenders shall not be required to take
              ----------------------
steps necessary to preserve any rights against prior parties to any of the Collateral.

         5.04 Special Provisions Relating to Certain Collateral.
              -------------------------------------------------
              (a)  Stock Collateral.

                   (i) The Company will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of Capital Stock of each Issuer.

                   (ii)So long as no Event of Default shall have occurred and be continuing, the Company shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Loan Agreement, the other Loan Documents or any other instrument or agreement referred to herein or therein; provided, that the Company agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Loan Agreement, the other Loan Documents or any such other instrument or agreement; and the Agent shall execute and deliver to the Company or cause to be executed and delivered to the Company all such proxies,powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Company may reasonably request for the purpose of enabling the Company to exercise the rights and powers that it is entitled to exercise pursuant to this
Section 5.04(a)(ii).

                   (iii)Unless and until an Event of Default has occurred and is continuing, the Company shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash out of earned surplus.

                   (iv) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Lenders exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to them under applicable law or under this Agreement, the Loan Agreement, the other Loan Documents or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Agent and retained by it as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Agent shall so request in writing, the Company agrees to execute and deliver to the Agent appropriate additional dividend, distribution and other orders and documents to that end.

              (b)  Intellectual Property.

                   (i)For the purpose of enabling the Agent to exercise rights and remedies under Section 5.05 hereof at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Company hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Company) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by the Company, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

                  (ii)Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 6 of the Loan Agreement that limit the right of the Company to dispose of its property, so long as no Event of Default shall have occurred and be continuing, the Company will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Company. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Agent shall from time to time, upon the request of the Company, execute and deliver any instruments, certificates or other documents, in the form so requested, that the Company shall have certified is appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (i) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the Commitments or earlier expiration of this Agreement or release of the Collateral, the Agent shall grant back to the Company the license granted pursuant to clause (i) immediately above. The exercise of rights and remedies under Section 5.05 hereof by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Company in accordance with the first sentence of this clause
(ii).

              (c) Motor Vehicles. At any time after the occurrence and during the continuance of an Event of Default, the Company shall, upon the request of the Agent, deliver to the Agent originals of the certificates of title or ownership for the Motor Vehicles owned by it with the Agent listed as lienholder and take such other action as the Agent shall deem appropriate to perfect the security interest created hereunder in all such Motor Vehicles.

         5.05 Events of Default,  Etc.  During the period  during which an Event
              ------------------------
of Default shall have occurred and be continuing:

                  (a) the Company shall, at the request of the Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Agent and the Company, designated in the Agent's request;

                  (b) the Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

                  (c) the Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner thereof (and the Company agrees to take all such action as may be appropriate to give effect to such right);

                  (d) the Agent in its discretion may, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                  (e) the Agent may, upon five business days' prior written notice to the Company of the time and place, sell, lease, assign or otherwise dispose of all or any part of the Collateral, at such place or places as the Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Agent or any Lender or anyone else may be-the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Company shall supply to the Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

            The proceeds of each collection, sale or other disposition under this Section 5.05, including by virtue of the exercise of the license granted to the Agent in Section 5.04(b) hereof, shall be applied in accordance with Section
5.09 hereof.

            The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

         5.06  Deficiency.   If  the  proceeds  of  sale,  collection  or  other
               ----------
realization of or upon the Collateral pursuant to Section 5.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Company shall remain liable for any deficiency.

         5.07 Removals,  Etc.  Without at least 30 days' prior written notice to
              --------
the Agent, the Company shall not (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address, indicated beneath the signature of the Company to the Loan Agreement or (ii) change its name, or the name under which it does business, from the name shown on the signature pages hereto.

         5.08 Private  Sale.  The Lenders and the Agent shall incur no liability
              -------------
as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 hereof conducted in a commercially reasonable manner. The Company hereby waives any claims against the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

         5.09  Application  of Proceeds.  Except as otherwise  herein  expressly
               ------------------------
provided and except as provided below in this Section 5.09, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Agent under Section 4 hereof or this Section 5, shall be applied by the Agent:

                  First,  to the  payment  of the  costs  and  expenses  of such
                  -----
collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Lenders and the fees and expenses of their agents and counsel, and all expenses incurred and advances made by the Lenders in connection therewith;

                  Next, to the payment in full of the Secured Obligations; and
                  ----
                  Finally,  to the payment to the Company,  or its successors or
                  -------
assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                  As used in this Section 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Company or any issuer of or obligor on any of the Collateral.

         5.10 Attorney-in-Fact. Without limiting any rights or powers granted by
              ----------------
this Agreement to the Lenders while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Agent is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall be entitled under this Agreement upon the occurrence and continuation of any Event of Default (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral; (ii) to receive, endorse and collect any drafts, instruments, documents and chattel paper in connection with clause (i) above; (iii) to file any claims or take any action or proceeding that the Agent may deem necessary or advisable for the collection of all or any part of the Collateral; (iv) to execute any financing statements with respect to all or any part of the Collateral, and (v) to execute, in connection with any sale or disposition of the Collateral under Section 5, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral. The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this Section 5.10.

         5.11  Perfection.  Prior  to or  concurrently  with the  execution  and
               ----------
delivery of this Agreement, the Company shall (i) file such financing statements and other documents in such offices as the Agent may request to perfect the security interests granted by Section 3 of this Agreement, (ii) cause the Agent to be listed as the lienholder on all certificates of title or ownership relating to Motor Vehicles owned by the Company and (iii) deliver to the Agent all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

         5.12 Termination.  When all Secured Obligations shall have been paid in
              -----------
full, this Agreement shall terminate, and the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company and to be released and canceled all licenses and rights referred to in Section 5.04(b) hereof. The Agent shall also execute and deliver to the Company upon such termination such UCC termination statements, certificates for terminating the Liens on the motor vehicles and such other documentation as shall be reasonably requested by the Company to effect the termination and release of the Liens on the Collateral.

         5.13 Further  Assurances.  The Company  agrees that,  from time to time
              -------------------
upon the written request of the Agent, the Company will execute and deliver such further documents and do such other acts and things as the Lenders may reasonably request in order fully to effect the purposes of this Agreement.

         SECTION 6. Miscellaneous.
                    -------------
         6.01 No Waiver. No failure on the part of the Agent to exercise, and no
              ---------
course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

         6.02 Notices.  All notices,  requests,  consents and demands  hereunder
              -------
shall be in writing and telexed, telecopied or delivered to the intended recipient at its address for notices specified pursuant to Section 10.03 of the Loan Agreement and shall be deemed to have been given at the times specified in said Section 10.03.

         6.03 Expenses.  The  Company  agrees to  reimburse  the Lenders for all
              --------
costs and expenses of the Lenders (including the fees and expenses of legal counsel) in connection with (i) any Event of Default and any enforcement or collection proceeding resulting therefrom, including all manner of participation in or other involvement with (w) performance by the Lenders of any obligations of the Company in respect of the Collateral that the Company has failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Lenders in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and
(ii) the enforcement of this Section 6.03, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3 hereof.

         6.04 Amendments,  Etc.  The  terms of  this  Agreement  may be  waived,
              ----------
altered or amended only by an instrument in writing duly executed by the Company and the Agent. Any such amendment or waiver shall be binding upon the Lenders and the Company.

         6.05 Successors and Assigns.  This  Agreement shall be binding upon and
              ----------------------
inure to the benefit of the respective successors and assigns of the Company and the Lender; provided, however, that the Company shall not assign or transfer its rights hereunder without the prior written consent of the Agent. Any attempted assignment or transfer by the Company in violation of this Section 6.05 shall be null and void.

         6.06 Captions.  The captions and section headings  appearing herein are
              --------
included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         6.07 Counterparts.  This  Agreement  may  be  executed in any number of
              ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         6.08 Incorporation of Certain  Sections of the Loan Agreement. Sections
              --------------------------------------------------------
11.08 and 11.16 through 11.21 of the Loan Agreement are incorporated herein by this reference.

         6.09 Governmental  Approvals.  Any  provision  contained  herein to the
              -----------------------
contrary notwithstanding, the Agent will not take any action pursuant to this Agreement that would constitute or result in any assignment of any License or any transfer of control of any Federal Communications Commission ("FCC") license, either de facto or de jure, if such assignment of license or transfer of control would require under then existing law (including the Communications Act of 1934, as amended, and published rules and policies of the FCC) the prior approval of the FCC or any other Governmental Authority without first obtaining such prior approval. The Company agrees to take any action that the Agent may reasonably request in order to obtain from the FCC or any other Governmental Authority such approval as may be necessary to enable the Lenders to exercise and enjoy the full rights and benefits granted to the Lenders by this Agreement and each other agreement, instrument and document delivered to the Lenders in connection herewith, including specifically, at the expense of the Company, the use of the Company's best efforts to assist in obtaining approval of the FCC or any other Governmental Authority for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with the FCC or such other Governmental Authority, as the case may be, the assignor's or transferor's portion of any application or applications for consent to the assignment of any license or transfer of control necessary or appropriate under the FCC's rules and regulations and under any other rule or regulation of any other Governmental Authority for approval of any sale or sales of any of the Collateral by or on behalf of the Lenders or any assumption by the Lenders of voting rights relating thereto effected in accordance with the terms of this Agreement.

         6.10 Agent, Lenders and Attorneys-in-Fact.  The Agent may employ agents
              ------------------------------------
and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

         6.11 Severability. If any provision hereof is invalid and unenforceable
              ------------
in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Loan Agreement to be duty executed and delivered as of the date first above written.

BORROWER:                                ALPHANET HOSPITALITY SYSTEMS, INC.

Alpha Hospitality Systems, Inc.
275 North Franklin Turnpike              By:  /s/ Mark Holzberg
Suite 230                                     ------------------------
Ramsey, New Jersey 07446                      Its: President
Attention:        Mr. Mark Holzberg
                  President
Telecopier No.: (201) 327-7896           By:  /s/ MeeMee Tan
                                              ------------------------
                                              Its:  Secretary

AGENT:                                   APPEL INVESTMENTS INC.

------------------------

------------------------
________________________                 By: /s/ Kim Yeow Tan
Telecopier No.: _____________                 Its: ____________________________
with a copy to:

Jeffer, Mangels, Butler & Marmaro LLP
2121 Avenue of the Stars
10th Floor
Los Angeles, California 90067
Attention:  Robert E. Braun, Esq.
Telecopier No.: (310) 203-0567
                                          AHS FUNDING LLC



                                          By: /s/ Jenny Jechart
                                              --------------------------
                                              Its: Manager

                                     ANNEXES


                           Annex 1  Pledged Stock

                           Annex 2  Copyrights

                           Annex 3  Patents

                           Annex 4  Trademarks

                           Annex 5  Licenses and Agreements

                           Annex 6  Investment Property

                                     Annex 1

                                  PLEDGED STOCK

    Registered                                         Par
       Owner        Issuer       Class                Value             Shares
       -----        ------       -----                -----             ------
       None

                                     Annex 2

                                   Copyrights

         None

                                     Annex 3

                                     Patents

         Notes

                                     Annex 4

                                   Trademarks

                                     Annex 5

                             Licenses and Agreements

                                     Annex 6

                               Investment Property